Exhibit 99.1

HickoryTech Investor Call

HickoryTech to Acquire IdeaOne Telecom
December 6, 2011
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

Transaction Summary

Transaction Price	$28 million, cash transaction with routine adjustments for capital expenditures and working capital adjustments
Financing Structure	Use existing liquidity through cash reserves and term debt under existing credit facility
Closing Conditions	Regulatory approvals from State (North Dakota and Minnesota) and Federal (FCC) levels
Anticipated Closing Date	End of First Quarter 2012
Approximate Transaction Multiples	2.3x estimated 2011 IdeaOne Revenue 5.8x estimated 2011 IdeaOne EBITDA

Transaction Highlights

Immediate access to Fargo market	Gives company immediate access to serve Fargo area customers by connecting HickoryTech’s regional fiber network to a metro fiber network
Expands Fiber Network	Adds 225 metro route fiber miles to company’s existing 3,250 fiber route mile regional network
Business and Broadband Growth	Further expands strategic product lines and company’s focus on growing its business and broadband services
Increases Diversification	IdeaOne recorded 2010 revenue of $11.1 million, 85% of which was business services 2011 revenue estimated to increase 10-11% from 2010
Increases Customer Base	Adds more than 3,500 customers
Accretive on a Cash Flow basis	Expected to be accretive on a free cash flow basis -expected EBITDA margin of 40% in 2011 -expected CAPEX of $3.2 million in 2011

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
FARGO
Moorhead
Detroit Lakes
Duluth
Brainerd
Superior
Wadena
Staples
Fergus Falls
Sandstone
Hinckley
Pine City
Alexandria
St. Cloud
North Branch
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Fargo Network Expansion
Immediate expansion in Fargo market
 - 225 fiber route miles
 - 650 on-net fiber buildings
 - 10GB fiber rings
 - Ethernet capabilities
 - Colocation services
 - Soft switching infrastructure

Market Information
• Fargo is largest community in North Dakota
• Moorhead, Minn. borders Fargo as a sister city
• Population: 208,800 residents
• Fargo ranks highest in metro areas in vitality; one of the lowest unemployment rates in nation
• Major Healthcare, Education, Technology and Manufacturing
 Businesses
• Ranked #1 by Milken Institute, Best Performing Cities Index, Oct 2010
• Ranked #8 Best Cities for job growth, small sized cities,
 NewGeography.com
• Ranked #8 in Forbes Best Places for Business and Careers, April 2010
Source: Greater Fargo-Moorhead Economic Development Corporation

Grow Business Services, Invest for Growth

Accelerates Growth

Grow Broadband Services

Complementary Products

Fiber Network Expansion

Adds 225 fiber route miles

Maintain strong balance sheet, manage FCF

Increases Shareholder Value

Accelerates Strategic Plan
Acquisition accelerates HickoryTech Strategic Plan

International Falls
Ely
Babbitt
Hibbing
Virginia
FARGO
Grand Rapids
Duluth
Moorhead
Detroit Lakes
Superior
Brainerd
Wadena
Staples
Sandstone
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Q & A
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question.

| *(Dollars in thousands)* | Twelve Months Ended December 31 2011 (Projected) | | 2010 | |
|---|---|---|---|---|
| Reconciliation of operating income to EBITDA: | | | | |
| Operating income | **$** | **2,190** | $ | 1,595 |
| Add: | | | | |
| Depreciation | | **2,675** | | 2,468 |
| EBITDA | **$** | **4,865** | $ | 4,063 |
| EBITDA | | **4,865** | | 4,063 |
| Revenue | | **12,274** | | 11,148 |
| EBITDA Margin | | **40%** | | 36% |

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures: IdeaOne Telecom